                                                                  Exhibit (j)(1)

                               CONSENT OF COUNSEL


               We consent to the reference to our Firm under the heading "Counsel" in Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Excelsior Tax-Exempt Funds, Inc. as filed with the Securities and Exchange Commission on or about July 29, 2004.

/s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP
PAUL, HASTINGS, JANOFSKY & WALKER LLP



New York, New York
July 29, 2004